SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                 AMENDMENT NO. 2

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                          Date of Report: June 16, 2005

                        Medical Staffing Solutions, Inc.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                    000-23967                  91-2135006
           ------                    ---------                  ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

 8150 Leesburg Pike, Suite 1200, Vienna, Virginia                  22182
 ------------------------------------------------                  -----
     (Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code:           (703) 641-8890
                                                              --------------

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS

      Medical Staffing Solutions, Inc., a Nevada corporation ("MSSI") entered into an asset purchase agreement (the "Purchase Agreement") on June 16, 2005, by and among MSSI, Nurses PRN Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of MSSI ( "Purchaser"), Nurses PRN, LLC, a Florida limited liability company (the "Target") and the members listed therein (collectively, the "Members", and together with MSSI, Purchaser and the Target, the "Parties"). The Parties agreed to close the transaction in escrow subject to the confirmation of delivery to the escrow agent (the "Agent") of those certain escrow documents listed in Schedule A to the Confirmation of Closing in Escrow, dated June 16, 2005.

      Pursuant to the Purchase Agreement, the Purchaser acquired all of the assets, properties, privileges, rights, interests, business and goodwill belonging to the Target, of every kind and description, real, personal and mixed, tangible and intangible and wherever located (the "Purchased Assets"). The Purchased Assets include all cash items, securities and financial instruments of the Target, all Fixed Assets, Accounts Receivable, Real Property Leases, Intellectual Property, Material Contracts, Files and Records and Goodwill (as each term is defined in the Purchase Agreement).

      As consideration for the Purchased Assets, the Purchaser caused MSSI to issue and deliver 9,500,000 shares of common stock of MSSI to the Target which were delivered to the Members in the denominations set forth opposite each Member's name on Exhibit A to the Purchase Agreement, and 2,500,000 shares to a creditor. The Purchaser also paid to the Target One Million Six Hundred Thousand Dollars ($1,600,000) as a cash consideration. In addition to the share and cash consideration, the Purchaser paid a contigent payment to the Target based on the Purchaser's achievement of financial targets based on an EBITDA Target (as defined in the Purchase Agreement) not to exceed Five Hundred Thousand Dollars ($500,000).

      In addition to the Purchased Assets, the Purchaser assumed certain Assumed Liabilities (as defined in the Purchase Agreement) including (a) a Three Hundred Sixty Five Thousand Four Hundred Eighty Seven and 50/100 Dollar ($365,487.50) note payable issued to Jeff Dowling by the Purchaser; (b) a Two Hundred Fifty Thousand Dollar ($250,000) note payable to Aftabe Adamjee by the Purchaser and
(c) certain general payables as set forth in Schedule 1.4 of the Purchase Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Provided herewith.

(b) Provided herewith.

(c) Exhibit No. and Description:

Exhibit 99.1        Asset Purchase Agreement, effective as of June 16, 2005,              Incorporated by reference to
                    by and among MSSI, Nurses PRN Acquisition Corp., Nurses               Exhibit 99.1 to the
                    PRN, LLC and the Members listed therein                               Company's Current Report on
                                                                                          Form 8-K filed with the U.S.
                                                                                          Securities and Exchange
                                                                                          Commission on July 11, 2004

Exhibit 99.2        $250,000 Promissory Note, effective June 16, 2005, by Nurses PRN      Incorporated by reference to
                    Acquisition Corp., Inc. issued to Mr. Aftab Adamjee                   Exhibit 99.2 to the Company's
                                                                                          Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.3        Executive Employment Agreement, dated June 16, 2005, by and between   Incorporated by reference to
                    Nurses PRN Acquisition Corp. and Mr. Robert Murphy                    Exhibit 99.3 to the Company's
                                                                                          Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.4        Executive Employment Agreement, dated June 16, 2005, by and between   Incorporated by reference to
                    Nurses PRN Acquisition Corp. and Ms. Linda Romano                     Exhibit 99.4 to the Company's
                                                                                          Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.5        Release, dated June 16, 2005, by Mr. Aftab Adamjee releasing all      Incorporated by reference to
                    claims against Nurses PRN, LLC, Mr. Robert Murphy and Ms. Linda       Exhibit 99.5 to the Company's
                    Romano                                                                Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.6        Release, dated May 26, 2005, by Mr. Phil Dodge releasing all claims   Incorporated by reference to
                    against Nurses PRN, LLC                                               Exhibit 99.6 to the Company's
                                                                                          Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.7        Release, dated June 16, 2005, by Mr. Robert Murphy releasing all      Incorporated by reference to
                    claims against Nurses PRN, LLC                                        Exhibit 99.7 to the Company's
                                                                                          Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.8        Release, dated June 16, 2005, by Ms. Linda Romano releasing all       Incorporated by reference to
                    claims against Nurses PRN, LLC                                        Exhibit 99.8 to the Company's
                                                                                          Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.9        Assumption Agreement, dated June 16, 2005, by and among Nurses PRN,   Incorporated by reference to
                    LLC, Nurses PRN Acquisition Corp. and Mr. Jeffrey T. Dowling          Exhibit 99.9 to the Company's
                                                                                          Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.10       Pledge Agreement, dated June 16, 2005, by and between Mr. Robert      Incorporated by reference to
                    Murphy and Ms. Linda J. Romano as Pledgor and Mr. Jeffrey T.          Exhibit 99.10 to the Company's
                    Dowling as Pledgee                                                    Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.11       Indemnity and Guaranty Agreement, dated June 16, 2005, by and among   Incorporated by reference to
                    Mr. Aftab Adamjee, Mr. Robert Murphy and Ms. Linda Romano as          Exhibit 99.11 to the Company's
                    Indemnitors and Nurses PRN, LLC                                       Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.12       Guaranty of Payment, dated June 16, 2005, by Medical Staffing         Incorporated by reference to
                    Solutions, Inc. with respect to Mr. Jeffrey T. Dowling                Exhibit 99.12 to the Company's
                                                                                          Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.13       Guaranty of Payment, dated June 16, 2005, by Medical Staffing         Incorporated by reference to
                    Solutions, Inc. with respect to Mr. Aftab Adamjee                     Exhibit 99.13 to the Company's
                                                                                          Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.14       Guaranty, dated June 16, 2005, by Mr. Robert Murphy and Ms. Linda     Incorporated by reference to
                    Romano with respect to Jeffrey T. Dowling and the payment of all      Exhibit 99.14 to the Company's
                    indebtedness of Nurses PRN, LLC                                       Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.15       Bill of Sale, undated, by and between Nurses PRN, LLC and Nurses      Incorporated by reference to
                    PRN Acquisition Corp.                                                 Exhibit 99.15 to the Company's
                                                                                          Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.16       Assignment and Assumption Agreement, dated June 16, 2005, by and      Incorporated by reference to
                    between Nurses PRN, LLC and Nurses PRN Acquisition Corp.              Exhibit 99.16 to the Company's
                                                                                          Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.17       Joinder, dated June 10, 2005, by and between Mr. Aftab Adamjee and    Incorporated by reference to
                    Mr. Jeffrey T. Dowling                                                Exhibit 99.17 to the Company's
                                                                                          Current Report on Form 8-K filed
                                                                                          with the U.S. Securities and
                                                                                          Exchange Commission on July 11,
                                                                                          2004

Exhibit 99.18       Confirmation of Closing in Escrow, dated June 16, 2005,               Incorporated by reference to
                    by and between attorneys for MSSI, Nurses PRN                         Exhibit 99.18 to the
                    Acquisition Corp. and Nurses PRN, LLC                                 Companyss Current Report on
                                                                                          Form 8-K filed with the U.S.
                                                                                          Securities and Exchange
                                                                                          Commission on July 11, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MEDICAL STAFFING SOLUTIONS, INC.

Date:    September 12, 2005              By:    /s/ Dr. Brajnandan B. Sahay
                                             --------------------------------
                                         Name:  Dr. Brajnandan B. Sahay
                                         Title: President

ITEM 9.01. (a):
















                               NURSES PRN, L.L.C.
                              FINANCIAL STATEMENTS
                               FOR THE YEARS ENDED
                           DECEMBER 31, 2004 AND 2003

                               NURSES PRN, L.L.C.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

                                TABLE OF CONTENTS



                                                                         PAGE(S)
                                                                       -------

Report of Independent Registered Public Accounting Firm                  1

Financial Statements

         Balance Sheets As of December 31, 2004 and 2003                 2

         Statements of Operations For The Years Ended
                  December 31, 2004 and 2003                             3

         Statements of Members' Deficit For The Years Ended
                  December 31, 2004 and 2003                             4

         Statements of Cash Flows For The Years Ended
                  December 31, 2004 and 2003                           5 - 6

         Notes to Financial Statements                                 7 - 13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

To the members of
Nurses PRN, LLC
West Palm Beach, FL

We have audited the accompanying balance sheets of Nurses PRN, LLC as of December 31, 2004 and 2003 and the related statements of operations, changes in members' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversights Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has incurred losses in the last two years of operations, and will be looking to raise capital over the next year to assist in funding their operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's operating and financing plans in regards to these matters are also discussed in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nurses PRN, LLC as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS & COMPANY, L.L.C.
Bagell, Josephs & Company, LLC.
Gibbsboro, New Jersey
March 1, 2005


                               NURSES PRN, L.L.C.

                               NURSES PRN, L.L.C.
                                 BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003

                                     ASSETS
                                                                                 2004                  2003
                                                                             -----------           -----------
CURRENT ASSETS
   Cash and cash equivalents                                                   $ 281,640             $ 358,687
   Accounts receivable - net                                                   3,076,919             3,295,655
   Prepaid expenses and other current assets                                     150,263                 2,183
                                                                             -----------           -----------
            Total current assets                                               3,508,822             3,656,525
                                                                             -----------           -----------

   Fixed assets - net                                                             67,858               206,067
                                                                             -----------           -----------
OTHER ASSET
   Security deposit                                                                6,657                 6,682
                                                                             -----------           -----------
            Total other asset                                                      6,657                 6,682
TOTAL ASSETS                                                                 $ 3,583,337           $ 3,869,274
                                                                             ===========           ===========

                                      LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES

   Accounts payable and accrued expenses                                       $ 377,958             $ 369,557
   Note payable - receivable line of credit                                    2,645,938             2,866,714
   Current portion of note payable - other                                       182,071                62,888
   Due to member                                                               1,061,331               631,600
   Due to related party                                                           88,156                     -
   Taxes payable                                                               1,761,140             1,006,787
                                                                             -----------           -----------

            Total current liabilities                                          6,116,594             4,937,546
                                                                             -----------           -----------
LONG-TERM LIABILITIES
   Note payable - other, net of current portion                                  237,154               420,875
                                                                             -----------           -----------
            Total long-term liabilities                                          237,154               420,875
                                                                             -----------           -----------
TOTAL LIABILITIES                                                              6,353,748             5,358,421
                                                                             -----------           -----------
MEMBERS' DEFICIT                                                              (2,770,411)           (1,489,147)
                                                                             -----------           -----------
TOTAL LIABILITIES AND MEMBERS' DEFICIT                                       $ 3,583,337           $ 3,869,274
                                                                             ===========           ===========



   The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                  2004               2003
                                                                              -----------        ------------
REVENUES                                                                      $10,931,812         $ 8,727,973
                                                                              -----------        ------------
COST OF GOODS SOLD
   Payroll expense - nurses                                                     8,109,910           7,064,140
   Tax expense - nurses                                                           759,138             304,573
   Workmen's compensation expense - nurses                                        263,644             153,881
                                                                              -----------        ------------
              Total cost of goods sold                                          9,132,692           7,522,594
                                                                              -----------        ------------
GROSS PROFIT                                                                    1,799,120           1,205,379
                                                                              -----------        ------------
OPERATING EXPENSES
   Administrative payroll                                                       1,563,284           1,174,492
   Dealer commissions                                                             424,892             385,552
   Background and drug testing                                                     19,332               1,430
   Bad debt expense                                                                57,500              52,058
   Bank fees                                                                       35,230              40,672
   Computer expense                                                                13,089               6,110
   Depreciation                                                                    52,807              13,306
   Insurance                                                                      297,213             173,681
   Interest expense                                                             1,182,431             613,050
   Licenses, permits and taxes                                                     12,380               5,691
   Maintenance and cleaning                                                        10,968               5,780
   Marketing                                                                       19,619               3,625
   Miscellaneous                                                                  161,470              51,562
   Meals and travel                                                               152,134             108,555
   Office supplies and printing                                                    68,289              62,902
   Postage and delivery                                                            38,760              10,484
   Professional fees                                                              120,514             129,243
   Recruiting                                                                      23,921              39,294
   Rent and utilities                                                             120,364              69,120
   Telephone                                                                       99,125              49,439
   Website hosting                                                                 90,145              49,309
                                                                              -----------        ------------
              Total operating expenses                                          4,563,467           3,045,355
                                                                              -----------        ------------

NET LOSS FROM CONTINUING OPERATIONS                                            (2,764,347)         (1,839,976)
                                                                              -----------        ------------
 DISCONTINUED OPERATIONS
   Income from discontinued operations                                            576,945             346,074
   Income on disposal                                                             906,138                   -
                                                                              -----------        ------------
NET LOSS                                                                      $(1,281,264)       $ (1,493,902)
                                                                              ===========        ============

   The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                          STATEMENT OF MEMBERS' DEFICIT
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003









BALANCE - JANUARY 1, 2003                                     $     4,755

Net loss                                                       (1,493,902)
                                                              -----------
BALANCE - DECEMBER 31, 2003                                    (1,489,147)

Net loss                                                       (1,281,264)
                                                              -----------
BALANCE - DECEMBER 31, 2004                                   $(2,770,411)
                                                              ===========






















   The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                     2004            2003
                                                                 ------------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
   Continuing operations:
      Net loss                                                   $ (2,764,347)   $(1,839,976)
                                                                 ------------    -----------
Adjustments to reconcile net loss to net cash
  provided by operating activities
   Non cash adjustments - net                                         132,871              -
   Depreciation                                                        89,528         13,306
Changes in assets and liabilities:
  (Increase) decrease in account receivable                           218,736     (2,943,034)
  (Increase) in prepaid expenses and other current assets             (68,080)        (2,183)
  (Increase) decrease in security deposit                                  25         (6,682)
  Increase in accounts payable and accrued expenses                     8,401        356,251
  Increase in taxes payable                                           754,353        892,951
                                                                 ------------    -----------
           Total adjustments                                        1,135,834     (1,689,391)
                                                                 ------------    -----------
           Net cash (used in) operating activities - continuing
 operation                                                         (1,628,513)    (3,529,367)
                                                                 ------------    -----------
Discontinued operations:
   Income from discontinued operations                                576,945        346,074
                                                                 ------------    -----------
           Net cash provided by discontinuing operations              576,945        346,074
                                                                 ------------    -----------
CASH FLOWS FROM INVESTINGING ACTIVITIES
Continuing operations:
   (Acquisition) of property and equipment                                  -       (168,214)
                                                                 ------------    -----------
Discontinued operations:
   Proceeds from disposal of assets                                   821,948              -
                                                                 ------------    -----------
           Net cash provided by investing activities                  821,948       (168,214)
                                                                 ------------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Continuing operations:
    Net proceeds from related party advances                           88,156              -
    Net proceeds from note payable - receivable line of credit       (300,776)     2,582,662
    Net proceeds from member                                          429,731        581,600
    Net proceeds from note payable - other                            (64,538)       483,763
                                                                 ------------    -----------
           Net cash provided by financing activities                  152,573      3,648,025
                                                                 ------------    -----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  (77,047)       296,518

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR                         358,687         62,169
                                                                 ------------    -----------
CASH AND CASH EQUIVALENTS - END OF YEAR                             $ 281,640      $ 358,687
                                                                 ============    ===========

    The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003




                                                                       2004           2003
                                                                    ---------      ---------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

   Cash paid during the period for:
           Interest paid                                            $ 580,215      $ 613,850
                                                                    =========      =========
           Income taxes paid                                        $       -      $       -
                                                                    =========      =========

SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION

   Note payable for the acqusition of property and equipment        $ 100,000      $       -
                                                                    =========      =========

   Relief of accounts payable and notes payable upon disposal of
      property and equipment - net                                  $ 132,871      $       -
                                                                    =========      =========























    The accompanying notes are an integral part of these financial statements

                                 NURSES PRN, LLC
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 1-      NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
             ACCOUNTING POLICIES:

             Nurses PRN, LLC (the "Company") is a Limited Liability Company formed in the State of Florida as a licensed temporary staffing agency in the business of providing supplemental staffing to medical care providers. In the recruiting process Nurses PRN is responsible for personally interviewing all potential representatives of Nurses PRN before they are assigned to a hospital or healthcare facility. The Company offers to its clients per diem staffing, local contracts, travel nurses and international nurses. The representatives of the Company specialize in telemetry, med-surg, emergency room and operating room environments.

             The financial statements for the year ended December 31, 2003 include reclassifications of the operations of the Company to reflect the sale and disposal of certain assets and business that was generated between Nurse Staffing, LLC and Nurses PRN, LLC. This disposal occurred on November 1, 2004. Accordingly, the Company follows FASB 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". The Company has reclassified its December 31, 2003 financial statements to reflect the operations below the line as discontinued operations in accordance with FASB 144.

             The Company recognized a $906,138 gain on the disposal of the assets of Nurse Staffing, LLC.

             Cash and Cash Equivalents

             The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value.

             Accounts Receivable

             Accounts receivable are evaluated for potential uncollectible amounts and are reduced for any existing bad debts. Accounts receivable, net of reserve allowances was $3,076,919 and $3,295,655 at December 31, 2004 and 2003, respectively.

                               NURSES PRN, L.L.C.

                           DECEMBER 31, 2004 AND 2003


NOTE 1-      NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
             ACCOUNTING POLICIES (CONTINUED)

             Property and Equipment

             Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets; three years for computers and five years for furniture. Reviews are regularly performed to determine whether facts and circumstances exist that indicate carrying amount of assets may not be recoverable of the useful life is shorter than originally estimated. The Company assesses the recoverability of its fixed assets by comparing the projected undiscounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets. If assets are determined to be recoverable, but the useful lives are shorter than originally estimated, the net book value of the assets is depreciated over the newly determined remaining useful lives. When fixed assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss in included in operations.

             Income Taxes

             The Company was organized as a Limited Liability Company (L.L.C.). Under these provisions, the Company is taxed as a partnership for federal and state income tax purposes. The Company does not pay corporate income taxes on its taxable income. Instead, the member is liable for its income taxes.

             Use of Estimates

             The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

             Advertising and Marketing

             Advertising and marketing costs charged to expense were $19,619 and $3,625 for the years ended December 31, 2004 and 2003 respectively.

                          NURSES PRN, L.L.C.

                           DECEMBER 31, 2004 AND 2003


NOTE 1-      NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
             ACCOUNTING POLICIES (CONTINUED)

             Revenue Recognition

             Revenue is primarily recognized after services are rendered and confirmed by a time card authorized by the clients. They are billed to the client once per week for the prior week. An accrual is made every month for service rendered and billed to the particular clients that were booked the following month.

             Fair Value of Financial Instruments

             The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

             Recent Accounting Pronouncements

             In April 2003, the FASB issued SFAS Statement No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", which amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement is effective for contracts entered into or modified after June 30, 2003, except for certain hedging relationships designated after June 30, 2003. Most provisions of this Statement should be applied prospectively. The adoption of this statement did not have a significant impact on the Company's results of operations or financial position.

             In May 2003, the FASB issued SFAS Statement No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of nonpublic entities, if applicable.

                               NURSES PRN, L.L.C.

                           DECEMBER 31, 2004 AND 2003



NOTE 1-      NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
             ACCOUNTING POLICIES (CONTINUED)

             Recent Accounting Pronouncements (Continued)

             It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did have a significant impact on the Company's results of operations or financial position.

             In November 2002, the FASB issued Interpretation No. 45 ("FIN 45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FIN 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantees and elaborates on existing disclosure requirements related to guarantees and warranties. The recognition requirements are effective for guarantees issued or modified after December 31, 2002 for initial recognition and initial measurement provisions. The adoption of FIN 45 did not have a significant impact on the Company's results of operations or financial position.

             In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The adoption of FIN 46 did not have a significant impact on the Company' results of operations or financial position.





                                      -10-
                               NURSES PRN, L.L.C.

                           DECEMBER 31, 2004 AND 2003


NOTE 2-      FIXED ASSETS


Fixed assets at December 31, 2004 and 2003 is as follows:

                                                    2004              2003
                                                  --------         ---------

             Office furniture and computers       $106,277         $ 219,373
             Less:  accumulated depreciation       (38,419)          (13,306)
                                                  --------         ---------
             Net property and equipment           $ 67,858         $ 206,067
                                                  ========         =========


             Depreciation expense for the years ended December 31, 2004 and 2003 was $89,528 and $13,306 respectively.

NOTE 3       NOTE PAYABLE - RECEIVABLE LINE OF CREDIT

             The Company on June 4, 2002 entered into a mastering factoring agreement with Rockland Credit Finance, a subsidiary of Webbank, Inc. The agreement states from time to time during the term of the agreement that the Company may offer to sell to Rockland Credit certain amounts of the Company's account receivables.

             In turn of the acceptance of the account receivables, Rockland Credit will pay to the Company an amount up to 90% of the aggregate net face value of the assigned accounts. If the aggregate net face value of the receivables accepted by Rockland Credit is less than $1,500,000, the Company would be required to pay a fee not less than $2,000. The term of the agreement is for one year and the agreement automatically renews for successive one-year periods.












                                      -11-
                               NURSES PRN, L.L.C.

                           DECEMBER 31, 2004 AND 2003


NOTE 4-      NOTE PAYABLE - OTHER

             The Company has a note payable which was originally $250,000 as of July 2003. The note was amended for another additional $250,000 in September 2003, for a total principal balance of $500,000, of which $419,225 and $483,763 was outstanding as of December 31, 2004 and 2003, respectively. Interest is payable monthly at an annual rate of 9%. The term of the note is for four years, and the principal balance is payable in monthly installments of principal plus accrued interest at which time the final installment equal to the remaining balance shall be due and payable. The maturities over the next three years and in the aggregate are as follows:

                 Fiscal year ending        December 31, 2005    $ 182,071
                                           December 31, 2006      150,000
                                           December 31, 2007       87,154
                                                                ---------
                                                                $ 419,225
                                                                =========
NOTE 5-      DUE TO RELATED PARTY

             The Company as of December 31, 2004 had an amount of $88,156 due to a related party. The amount refers to the pre-funding of the payroll by the related party. The related party was not ready to perform their own payroll and the Company performed this function for them during the month of December 2004. The pre-funding by the related party ended up being too much and the amount was returned on January 14, 2005.

             The Company has been advanced amounts from its members to cover working capital needs and expansion costs over time. At December 31, 2004 and 2003, there is $1,061,331 and $631,600 outstanding, respectively. There is no stated interest due on these amounts and they are due on demand. These payments will be repaid upon a sale of the Company.

                               NURSES PRN, L.L.C.

                           DECEMBER 31, 2004 AND 2003


NOTE 6-      GOING CONCERN

             As shown in the accompanying financial statements, the Company incurred net losses for the years ended December 31, 2004 and 2003. There is no guarantee whether the Company will be able to generate enough revenue and/or raise capital to support current operations and generate anticipated sales. This raises substantial doubt about the Company's ability to continue as a going concern.

             Management believes that the Company's capital requirements will depend on many factors including the success of the Company's service efforts.

             The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 7-      COMMITMENTS AND CONTINGENCIES

                      Leases

             The Company conducts its operations in either leased facilities, where the leases are month to month or have provisions that provide for renewal options, in hospitals, where no rent is charged or they have agreements where no rent required is part of the agreement. Facilities where there are leases are all operating leases and rent expense is charged to operations as incurred.

             As of December 31, 2004, the future minimum rental payments due under noncancellable operating leases are as follows:


                                2005            $ 87,008
                                2006              44,657
                                Totals          $131,665
                                                ========


NOTE 8-      SUBSEQUENT EVENT

             As of July 1, 2005, the Company sold its assets to Nurses PRN Acquisition Corp., a wholly owned subsidiary of a public company, Medical Staffing Solutions, Inc.

                               NURSES PRN, L.L.C.
                          REVIEWED FINANCIAL STATEMENTS
                            FOR THE SIX MONTHS ENDED
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)

                               NURSES PRN, L.L.C.
                          REVIEWED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004

                                TABLE OF CONTENTS



                                                                     PAGE(S)


Report of Independent Registered Public Accounting Firm                1

Financial Statements (Unaudited)

         Balance Sheets As of June 30, 2005 and 2004                   2

         Statements of Operations For The Six Months Ended
                  June 30, 2005 and 2004                               3

         Statements of Members' Deficit For The Six Months Ended
                  June 30, 2005 and 2004                               4

         Statements of Cash Flows For The Six Months Ended
                  June 30, 2005 and 2004                               5

         Notes to Financial Statements                               6 - 11

                        BAGELL, JOSEPHS & COMPANY, L.L.C.
                          Certified Public Accountants

                               High Ridge Commons
                                 Suites 400-403
                           200 Haddonfield Berlin Road
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member of
Nurses PRN, LLC
West Palm Beach, Florida

We have reviewed the accompanying balance sheets of Nurses PRN, LLC (the "Company") as of June 30, 2005 and 2004 and the related statements of operations, changes in members' (deficit), and cash flows for the six months then ended. These interim financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has sustained operating losses and capital deficits that raise substantial doubt about its ability to continue as a going concern. Management's operating and financing plans in regard to these matters are also discussed in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

BAGELL, JOSEPHS & COMPANY, L.L.C.
BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey
September 7, 2005

      MEMBER OF:   AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                   SEC PRACTICE SECTION OF THE AICPA (SECPSI)
                   NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
                   FLORIDA STATE BOARD OF ACCOUNTANCY

                               NURSES PRN, L.L.C.
                                 BALANCE SHEETS
                             JUNE 30, 2005 AND 2004

                                ASSETS
                                                                  2005                      2004
                                                            ------------------        -----------------

CURRENT ASSETS
   Cash and cash equivalents                                         $ 10,789                $ 499,176
   Accounts receivable - net                                        1,803,255                3,249,646
   Prepaid expenses and other current assets                           24,949                  213,909
                                                            ------------------        -----------------
             Total current assets                                   1,838,993                3,962,731
                                                            ------------------        -----------------
   Fixed assets - net                                                  68,187                  264,598
                                                            ------------------        -----------------
OTHER ASSET
   Security deposit                                                     7,057                   10,371
                                                            ------------------        -----------------
             Total other asset                                          7,057                   10,371
                                                            ------------------        -----------------
TOTAL ASSETS                                                      $ 1,914,237              $ 4,237,700
                                                            ==================        =================

                  LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES
   Accounts payable and accrued expenses                            $ 316,597                $ 558,374
   Note payable - receivable line of credit                         1,548,373                3,044,651
   Current portion of note payable - other                            203,332                   86,213
   Due to member                                                      993,332                1,225,117
   Taxes payable                                                    2,237,323                1,750,205
                                                            ------------------        -----------------
             Total current liabilities                              5,298,957                6,664,560
                                                            ------------------        -----------------
LONG-TERM LIABILITIES
   Note payable - other, net of current portion                       162,155                  365,487
                                                            ------------------        -----------------
             Total long-term liabilities                              162,155                  365,487
                                                            ------------------        -----------------
TOTAL LIABILITIES                                                   5,461,112                7,030,047
                                                            ------------------        -----------------
MEMBERS' DEFICIT                                                   (3,546,875)              (2,792,347)
                                                            ------------------        -----------------
TOTAL LIABILITIES AND MEMBERS' DEFICIT                            $ 1,914,237              $ 4,237,700
                                                            ==================        =================

    The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                            STATEMENTS OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004

                                                                  2005              2004
                                                             ---------------   ----------------
OPERATING REVENUES                                              $ 7,229,872        $ 5,034,373
                                                             ---------------   ----------------
COST OF GOODS SOLD
   Payroll expense - nurses                                       5,145,847          3,736,421
   Tax expense - nurses                                             468,264            386,294
   Workmen's compensation expense - nurses                          284,376            118,985
                                                             ---------------   ----------------
              Total cost of goods sold                            5,898,487          4,241,700
                                                             ---------------   ----------------
GROSS PROFIT                                                      1,331,385            792,673
                                                             ---------------   ----------------
OPERATING EXPENSES
   Administrative payroll                                           590,724            877,868
   Dealer commissions                                               289,725            175,930
   Background and drug testing                                        6,284             10,522
   Bad debt expense                                                  12,000             30,000
   Bank fees                                                         25,062             18,423
   Computers expense                                                  1,895              7,093
   Depreciation                                                       7,339             40,833
   Interest expense                                                 477,052            654,754
   Insurance                                                        248,439            149,402
   Licenses, permits and taxes                                       15,418              5,530
   Maintenance and cleaning                                           3,866              7,113
   Marketing                                                          1,406             13,640
   Miscellaneous                                                     11,286             16,393
   Meals and travel                                                  22,377             82,244
   Office supplies and printing                                      21,835             42,873
   Postage and delivery                                              15,484             19,560
   Professional fees                                                193,669             61,467
   Recruiting                                                         8,619             14,381
   Rent and utilities                                                79,088             48,539
   Telephone                                                         36,457             42,943
   Website hosting                                                   39,824             53,681
                                                             ---------------   ----------------
              Total operating expenses                            2,107,849          2,373,189
                                                             ---------------   ----------------
NET LOSS FROM CONTINUING OPERATIONS                                (776,464)        (1,580,516)

DISCONTINUED OPERATIONS
   Income from discontinued operations                                    -            277,316
                                                             ---------------   ----------------
NET LOSS                                                         $ (776,464)      $ (1,303,200)
                                                             ===============   ================


    The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                          STATEMENT OF MEMBERS' DEFICIT
                 FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004







BALANCE - JANUARY 1, 2004                                $(1,489,147)

Net loss                                                  (1,303,200)
                                                    -----------------

BALANCE - JUNE 30, 2004                                  $(2,792,347)
                                                    =================





BALANCE - JANUARY 1, 2005                                $(2,770,411)

Net loss                                                    (776,464)
                                                    -----------------

BALANCE - JUNE 30, 2005                                  $(3,546,875)
                                                    =================










    The accompanying notes are an integral part of these financial statements

                               NURSES PRN, L.L.C.
                            STATEMENTS OF CASH FLOWS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004

                                                                               2005             2004
                                                                          --------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Continuing Operations:
   Net loss                                                                  $ (776,464)     $(1,580,516)
                                                                          --------------   --------------
Adjustments to reconcile net loss to net cash
  provided by operating activities
   Depreciation                                                                   7,339           47,030

Changes in assets and liabilities:
  Decrease in account receivable                                              1,273,664           46,009
  (Increase) decrease in prepaid expenses and other current assets              125,314         (211,726)
  (Decrease) in security deposit                                                   (400)          (3,689)
  Increase (decrease) in accounts payable and accrued expenses                  (61,361)         188,817
  Increase in taxes payable                                                     476,183          743,418
                                                                          --------------   --------------
             Net cash provided by (used in) operating activities -
             continuing operations                                            1,044,275         (770,657)
                                                                          --------------   --------------
Discontinued Operations:
  Income from discontinued operations                                                 -          277,316
                                                                          --------------   --------------
             Net cash provided by operating activities -
             discontinued operations                                                  -          277,316
                                                                          --------------   --------------
             Net cash provided by (used in) operating activities              1,044,275         (493,341)
                                                                          --------------   --------------
CASH FLOWS FROM INVESTING ACTIVITIES
   (Acquisition) of property and equipment                                       (7,668)        (105,562)
                                                                          --------------   --------------
             Net cash (used in) investing activities                             (7,668)        (105,562)
                                                                          --------------   --------------
CASH FLOWS FROM FINANCING ACTIVITIES
    Net (reduction in) related party advances                                   (88,156)               -
    Net proceeds from (reduction in) note payable - receivable line of credit(1,097,565)         177,938
    Net proceeds from (reduction in) due to member                              (67,999)         593,517
    Net (reduction in) note payable - other                                     (53,738)         (32,063)
                                                                          --------------   --------------
             Net cash provided by (used in) financing activities             (1,307,458)         739,392
                                                                          --------------   --------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                           (270,851)         140,489

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                                 281,640          358,687
                                                                          --------------   --------------
CASH AND CASH EQUIVALENTS - END OF PERIOD                                    $   10,789      $   499,176
                                                                          ==============   ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

   Cash paid during the period for:
             Interest paid                                                   $  477,052      $   624,004
                                                                          ==============   ==============
             Income taxes paid                                               $       -       $        -
                                                                          ==============   ==============

    The accompanying notes are an integral part of these financial statements

                                 NURSES PRN, LLC
                     NOTES TO REVIEWED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004


NOTE 1-     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
            ACCOUNTING POLICIES:

            Nurses PRN, LLC (the "Company") is a Limited Liability Company formed in the State of Florida as a licensed temporary staffing agency in the business of providing supplemental staffing to medical care providers. In the recruiting process Nurses PRN is responsible for personally interviewing all potential representatives of Nurses PRN before they are assigned to a hospital or healthcare facility. The Company offers to its clients per diem staffing, local contracts, travel nurses and international nurses. The representatives of the Company specialize in telemetry, med-surg, emergency room and operating room environments.

            Cash and Cash Equivalents

            The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value.

            Accounts Receivable

            Accounts receivable are evaluated for potential uncollectible amounts and are reduced for any existing bad debts. Accounts receivable, net of reserve allowances was $1,803,255 and $3,249,646 at June 30, 2005 and 2004, respectively.

            Property and Equipment

            Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets; three years for computers and five years for furniture. Reviews are regularly performed to determine whether facts and circumstances exist that indicate carrying amount of assets may not be recoverable of the useful life is shorter than originally estimated. The Company assesses the recoverability of its fixed assets by comparing the projected undiscounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets. If assets are determined to be recoverable, but the useful lives are shorter than originally estimated, the net book value of the assets is depreciated over the newly determined remaining useful lives. When fixed assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss in included in operations.

                               NURSES PRN, L.L.C.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004


NOTE 1-     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
            ACCOUNTING POLICIES (CONTINUED)

            Income Taxes

            The Company was organized as a Limited Liability Company (L.L.C.). Under these provisions, the Company is taxed as a partnership for federal and state income tax purposes. The Company does not pay corporate income taxes on its taxable income. Instead, the member is liable for its income taxes.

            Use of Estimates

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

            Advertising and Marketing

            Advertising and marketing costs charged to expense were $1,406 and $13,640 for the six months ended June 30, 2005 and 2004, respectively.

            Revenue Recognition

            Revenue is primarily recognized after services are rendered and confirmed by a time card authorized by the clients. They are billed to the client once per week for the prior week. An accrual is made every month for service rendered and billed to the particular clients that were booked the following month.

            Fair Value of Financial Instruments

            The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

                               NURSES PRN, L.L.C.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004


NOTE 1-     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
            ACCOUNTING POLICIES (CONTINUED)

            Recent Accounting Pronouncements

            In April 2003, the FASB issued SFAS Statement No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", which amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement is effective for contracts entered into or modified after June 30, 2003, except for certain hedging relationships designated after June 30, 2003. Most provisions of this Statement should be applied prospectively. The adoption of this statement did not have a significant impact on the Company's results of operations or financial position.

            In May 2003, the FASB issued SFAS Statement No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatory redeemable financial instruments of nonpublic entities, if applicable. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did have a significant impact on the Company's results of operations or financial position.

            In November 2002, the FASB issued Interpretation No. 45 ("FIN 45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. FIN 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantees and elaborates on existing disclosure requirements related to guarantees and warranties. The recognition requirements are effective for guarantees issued or modified after December 31, 2002 for initial recognition and initial measurement provisions. The adoption of FIN 45 did not have a significant impact on the Company's results of operations or financial position.

                               NURSES PRN, L.L.C.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004



NOTE 1-     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
            ACCOUNTING POLICIES (CONTINUED)

            In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The adoption of FIN 46 did not have a significant impact on the Company' results of operations or financial position.

NOTE 2-     FIXED ASSETS

Fixed Assets at June 30, 2005 and 2004 are as follows:

                                                    2005                2004
                                                 ---------           ---------

            Office furniture and computers       $ 113,945           $ 324,934
            Less:  accumulated depreciation         45,758              60,336
                                                 ---------           ---------
            Net property and equipment           $  68,187           $ 264,598
                                                 =========           =========

            Depreciation expense for the six months ended June 30, 2005 and 2004 was $7,339 and $47,030 respectively.

NOTE 3      NOTE PAYABLE - RECEIVABLE LINE OF CREDIT

            The Company on June 4, 2002 entered into a mastering factoring agreement with Rockland Credit Finance, a subsidiary of Webbank, Inc. The agreement states from time to time during the term of the agreement that the Company may offer to sell to Rockland Credit certain amounts of the Company's account receivables.

                               NURSES PRN, L.L.C.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 3      NOTE PAYABLE - RECEIVABLE LINE OF CREDIT
           (CONTINUED)

            In turn of the acceptance of the account receivables, Rockland Credit will pay to the Company an amount up to 90% of the aggregate net face value of the assigned accounts. If the aggregate net face value of the receivables accepted by Rockland Credit is less than $1,500,000, the Company would be required to pay a fee not less than $2,000. The term of the agreement is for one year and the agreement automatically renews for successive one-year periods.

NOTE 4-     NOTE PAYABLE - OTHER

            The Company has a note payable which was originally $250,000 as of July 2003. The note was amended for another additional $250,000 in September 2003, for a total principal balance of $500,000, of which $365,487 and $451,700 was outstanding as of June 30, 2005 and 2004, respectively. Interest is payable monthly at an annual rate of 9%. The term of the note is for four years, and the principal balance is payable in monthly installments of principal plus accrued interest at which time the final installment equal to the remaining balance shall be due and payable.

NOTE 5-     DUE TO MEMBERS

            The Company has been advanced amounts from its members to cover working capital needs and expansion costs over time. At June 30, 2005 and 2004, there is $993,332 and $1,225,117 outstanding, respectively. There is no stated interest due on these amounts and they are due on demand. These payments will be repaid upon a sale of the Company.

                               NURSES PRN, L.L.C.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2005 AND 2004

NOTE 6-     GOING CONCERN

            As shown in the accompanying financial statements, the Company incurred net losses for the years ended December 31, 2004 and 2003. There is no guarantee whether the Company will be able to generate enough revenue and/or raise capital to support current operations and generate anticipated sales. This raises substantial doubt about the Company's ability to continue as a going concern.

            Management believes that the Company's capital requirements will depend on many factors including the success of the Company's service efforts.

            The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 7-     COMMITMENTS AND CONTINGENCIES

            Leases

            The Company conducts its operations in either leased facilities, where the leases are month to month or have provisions that provide for renewal options, in hospitals, where no rent is charged or they have agreements where no rent required is part of the agreement. Facilities where there are leases are all operating leases and rent expense is charged to operations as incurred.

            As of June 30, 2005, the future minimum rental payments due under noncancellable operating leases are as follows:


                                     2005         $ 43,504
                                     2006           44,657
                                                  --------
                                     Totals       $ 88,161
                                                  ========

NOTE 8-     SUBSEQUENT EVENT

            As of July 1, 2005, the Company sold its assets to Nurses PRN Acquisition Corp., a wholly owned subsidiary of a public company Medical Staffing Solutions, Inc.

ITEM 9.01 (b):


                MEDICAL STAFFING SOLUTIONS, INC. AND SUBSIDIARIES
                       INTRODUCTION TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


On July 1, 2005, Medical Staffing Solutions Inc. and Subsidiaries ("The Company") consummated an Asset Purchase Agreement with Nurses PRN, LLC, a privately held Company whereby, Medical Staffing Solutions Inc. and Subsidiaries, agreed to acquire all the assets, properties, rights, intents, business and goodwill of Nurses PRN, LLC. The Company also acquired certain liabilities.

The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2005 has been presented with a consolidated subsidiary at June 30, 2005. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 purport what the acquisition would look like. The year ended December 31, 2004 statement of operations has been presented as if the acquisition had occurred January 1, 2004 combined.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies' respective historical financial statements and notes included thereto.

                MEDICAL STAFFING SOLUTIONS, INC. AND SUBSIDIARIES
             UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 2005

                                                                   Medical
                                                                  Staffing
                                                                Solutions, Inc.
                                                                     and        Nurses PRN,                       Pro
                                                                 Subsidiaries       LLC        Adjustments       Forma
                                                                 -----------    -----------    -----------    -----------
                         ASSETS

Current Assets:
  Cash and cash equivalents                                      $    10,682         10,789           --      $    21,471
  Accounts receivable, net of allowance for
    doubtful accounts of $46,096                                   1,031,600      1,803,255           --        2,834,855
  Accounts receivables-other                                           9,100           --             --            9,100
  Prepaid expenses                                                    38,518         24,949           --           63,467
                                                                 -----------    -----------    -----------    -----------
    Total Current Assets                                           1,089,900      1,838,993           --        2,928,893
                                                                 -----------    -----------    -----------    -----------

  Fixed assets, net of depreciation                                   49,517         68,187           --          117,704
  Loan commitment fees, net                                           39,375           --             --           39,375
  Deposits                                                         1,650,643          7,057           --        1,657,700
  Goodwill                                                              --             --        1,223,406      1,223,406
                                                                 -----------    -----------    -----------    -----------
TOTAL ASSETS                                                     $ 2,829,435    $ 1,914,237    $ 1,223,406    $ 5,967,078
                                                                 ===========    ===========    ===========    ===========

        LIABILITIES AND STOCKHOLDERS' (DEFICIT)

LIABILITIES
Current Liabilities:

  Note payable - current portion                                 $   551,765    $ 1,751,705    $(1,136,217)   $ 1,167,253
  Promissory note - Standby Equity Distribution Agreement          1,579,068           --             --        1,579,068
  Due to related parties                                              73,333        993,332       (993,332)        73,333
  Accounts payable and accrued expenses                              751,998      2,553,920     (2,553,920)       751,998
  Loan payable - Officer / Litigation settlement payable              50,000           --             --           50,000
                                                                 -----------    -----------    -----------    -----------

      Total Current Liabilities                                    3,006,164      5,298,957     (4,683,469)     3,621,652


Long term liabilities                                                   --          162,155        162,155
                                                                 -----------    -----------    -----------    -----------

      Total Liabilities                                            3,006,164      5,461,112     (4,683,469)     3,783,807
                                                                 -----------    -----------    -----------    -----------
STOCKHOLDERS' (DEFICIT)
  Preferred Stock, $.001 Par Value; 30,000,000 shares
      authorized 0 shares issued and outstanding                        --             --             --             --
  Common Stock, $.001 Par Value; 300,000,000 shares authorized          --
      176,100,015 shares issued and outstanding                      166,600           --            9,500        176,100
  Additional Paid-in-Capital                                       5,750,728           --        2,350,500      8,101,228
  Deficit                                                         (6,094,057)    (3,546,875)     3,546,875     (6,094,057)
                                                                 -----------    -----------    -----------    -----------

      Total Stockholders' (Deficit)                                 (176,729)    (3,546,875)     5,906,875      2,183,271
                                                                 -----------    -----------    -----------    -----------
TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                    $ 2,829,435    $ 1,914,237    $ 1,223,406    $ 5,967,078
                                                                 ===========    ===========    ===========    ===========


          The accompanying notes are an integral part of the condensed consolidated financial statements.

               MEDICAL STAFFING SOLUTIONS, INC. AND SUBSIDIARIES
       UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2005

                                                        Medical Staffing
                                                         Solutions, Inc.
                                                              and           Nurses PRN,         Pro
                                                         Subsidiaries          LLC             Forma
                                                         -------------    -------------    -------------
OPERATING REVENUES
  Revenue                                                $   2,859,076    $   7,229,872    $  10,088,948

COST OF SALES                                                1,959,864        5,898,487        7,858,351
                                                         -------------    -------------    -------------

GROSS PROFIT                                                   899,212        1,331,385        2,230,597
                                                         -------------    -------------    -------------

OPERATING EXPENSES
   Administrative payroll, benefits and overhead costs         903,499          590,724        1,494,223
   General and administrative expenses                         485,070        1,032,734        1,517,804
   Depreciation and amortization                                37,422            7,339           44,761
                                                         -------------    -------------    -------------
       Total Operating Expenses                              1,425,991        1,630,797        3,056,788
                                                         -------------    -------------    -------------

(LOSS) BEFORE OTHER INCOME (EXPENSES)                         (526,779)        (299,412)        (826,191)
                                                         -------------    -------------    -------------

OTHER INCOME (EXPENSES)
   Amortization of discount on conversions                        --               --               --
   Interest income                                              10,314             --             10,314
   Interest expense                                           (149,063)        (477,052)        (626,115)
                                                         -------------    -------------    -------------
       Total Other Income (Expenses)                          (138,749)        (477,052)        (615,801)
                                                         -------------    -------------    -------------


NET LOSS BEFORE PROVISION FOR INCOME TAXES               $    (665,528)   $    (776,464)   $  (1,441,992)

Provision for Income Taxes                                        --               --               --
                                                         -------------    -------------    -------------

NET LOSS APPLICABLE TO COMMON SHARES                     $    (665,528)   $    (776,464)   $  (1,441,992)
                                                         =============    =============    =============

NET LOSS PER BASIC AND DILUTED SHARES                    $    (0.00445)                    $    (0.00963)
                                                         =============                     =============
WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                                     149,722,241                       149,722,241
                                                         =============                     =============




          The accompanying notes are an integral part of the condensed consolidated financial statements.

               MEDICAL STAFFING SOLUTIONS, INC. AND SUBSIDIARIES
       UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                        Medical Staffing
                                                         Solutions, Inc.
                                                              and           Nurses PRN,        Pro
                                                         Subsidiaries          LLC            Forma
                                                         -------------    -------------    -----------
OPERATING REVENUES
  Revenue                                                $  6,734,564    $ 10,931,812    $ 17,666,376


COST OF SALES                                               5,018,601       9,132,692      14,151,293
                                                         ------------    ------------    ------------

GROSS PROFIT                                                1,715,963       1,799,120       3,515,083
                                                         ------------    ------------    ------------

OPERATING EXPENSES
   Administrative payroll, benefits and overhead costs      2,046,954       2,012,097       4,059,051
   General and administrative expenses                      1,371,377       1,316,132       2,687,509
   Depreciation and amortization                               61,726          52,807         114,533
                                                         ------------    ------------    ------------
       Total Operating Expenses                             3,480,057       3,381,036       6,861,093
                                                         ------------    ------------    ------------

(LOSS) BEFORE OTHER INCOME (EXPENSES)                      (1,764,094)     (1,581,916)     (3,346,010)
                                                         ------------    ------------    ------------
OTHER INCOME (EXPENSES)
   Amortization of discount on conversions                   (108,760)           --          (108,760)
   Income from discontinued operations                           --           576,945         576,945
   Gain on disposal of assets                                    --           906,138         906,138
   Interest income                                              1,450            --             1,450
   Interest expense                                          (240,259)     (1,182,431)     (1,422,690)
                                                         ------------    ------------    ------------
       Total Other Income (Expenses)                         (347,569)        300,652         (46,917)
                                                         ------------    ------------    ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES               $ (2,111,663)   $ (1,281,264)   $ (3,392,927)
Provision for Income Taxes                                       --              --              --
                                                         ------------    ------------    ------------

NET LOSS APPLICABLE TO COMMON SHARES                     $ (2,111,663)   $ (1,281,264)   $ (3,392,927)
                                                         ============    ============    ============

NET LOSS PER BASIC AND DILUTED SHARES                    $      (0.03)                   $   (0.05336)
                                                         ============                    ============
WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                                     63,586,027                      63,586,027
                                                         ============                    ============


          The accompanying notes are an integral part of the condensed consolidated financial statements.

                MEDICAL STAFFING SOLUTIONS, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2005 and the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 and the statement of operations for the year ended December 31, 2004 to reflect the purchase of the assets and assumption of certain liabilities.

A. To record the purchase of the assets and certain liabilities of Nurses PRN, LLC.